CMG STRATEGIC EQUITY FUND
                               CMG SMALL CAP FUND
                          CMG ENHANCED S&P 500(R) FUND
                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          CMG INTERNATIONAL STOCK FUND
                        CMG EMERGING MARKETS EQUITY FUND
                             CMG CORE PLUS BOND FUND
                               CMG CORE BOND FUND
                           CMG INTERMEDIATE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                            CMG GOVERNMENT BOND FUND
                             CMG CORPORATE BOND FUND
                  CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
                               CMG HIGH YIELD FUND
                           CMG INTERNATIONAL BOND FUND



                       Supplement to Current Prospectuses
               (Replacing the Supplement dated February 27, 2004)

1. Columbia Management Advisors, Inc. ("CMA"), the Fund's adviser, and Columbia Funds Distributor, Inc. ("CFDI") an affiliate of CMA, and certain of their affiliates (collectively, "Columbia") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against CMA and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against CMA and CFDI alleging that CMA and CFDI had violated certain New York anti-fraud statutes. If either CMA or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of CMA, CFDI or any company that is an affiliated person of CMA and CFDI from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by CMA that, if these results occur, it will seek exemptive relief from the SEC to permit it to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted. On March 15, 2004, CMA and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, CMA and CFDI agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring CMA and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review CMA's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

2. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. As a result of this acquisition, CMA and CFDI are now indirect wholly-owned subsidiaries of Bank of America Corporation.






                                                                   April 5, 2004

C04/043